UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 17, 2006
                Date of report (Date of earliest event reported)

                           Supertel Hospitality, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

        0-25060                                          52-1889548
(Commission File Number)                      (IRS Employer Identification No.)

         309 North Fifth Street
              Norfolk, NE                                 68701
(Address of Principal Executive Offices)                (Zip Code)

                                 (402) 371-2520
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.  Entry into Material Definitive Agreement.

     On February 17, 2006, Supertel Hospitality, Inc., entered into a First Amendment to Loan Agreement with Great Western Bank which extends (a) the maturity date of the Loan Agreement dated January 13, 2005 between the parties from January 13, 2007 to January 13, 2008 and (b) the date on which the loan limit of the Loan Agreement is reduced from $22 million to $20 million from February 1, 2006 to February 13, 2007.

     This description of the amendment is qualified in its entirety by the amendment attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     (c) Exhibits.

     10.1 First Amendment to Loan Agreement dated February 17, 2006 between Supertel Hospitality, Inc. and Great Western Bank.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Supertel Hospitality, Inc.


Date:  February 17, 2006       By:  /s/ Donavon A. Heimes
                                  ---------------------------------------
                                  Name:   Donavon A. Heimes
                                  Title:  Chief Financial Officer, Treasurer
                                          and Secretary


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                                  EXHIBIT INDEX

Exhibit                             Description                       Page. No.

10.1    First Amendment to Loan Agreement dated February 17, 2006
        between Supertel Hospitality, Inc. and Great Western Bank........